                                                                    EXHIBIT 4.03

            Amendment to the Revolving Credit and Term Loan Agreement
                               (Fleet Letterhead)

February 28, 2001


Nashua Corporation
11 Trafalgar Square
2nd Floor
Nashua, NH  03063

Rittenhouse Paper Company
250 South Northwest Highway
Parkridge, IL 60068

Rittenhouse, L.L.C.
250 South Northwest Highway
Parkridge, IL  60068

RE:  FINANCIAL COVENANTS VIOLATION WAIVER

Ladies and Gentlemen:

     Reference is hereby made to that certain Revolving Credit and Term Loan Agreement dated April 14, 2000 as amended by letter agreement dated October 23, 2000 (the "Credit Agreement") by and among Nashua Corporation ("Nashua"), Rittenhouse, L.L.C. ("Rittenhouse"), Rittenhouse Paper Company ("RPC") (Nashua, Rittenhouse and RPC are referred to individually as a "Borrower" and collectively as the "Borrowers") and Fleet National Bank (successor by merger to Fleet Bank-NH) ("Fleet"), as a Lender and as an Agent for itself and the other Lender, LaSalle Bank National Association ("LaSalle") and other lenders from time to time as a party thereto (collectively, the "Lenders"). Capitalized terms used herein which are not otherwise defined, shall have the meaning given to such terms in the Credit Agreement.

     The purpose of this correspondence is to set forth the terms and conditions of the Lenders' agreement to waive the Borrowers' violations of the Total Funded Debt to EBITDA Ratio and the Fixed Charge Coverage Ratio as set forth in Sections 8(b) and 8(c) in the Credit Agreement for the fourth quarter ending December 31, 2000. In consideration of the Lenders agreeing to waive the foregoing Total Funded Debt to EBITDA Ratio and the Fixed Charge Coverage Ratio violations for said fourth quarter, the Borrowers agree to pay a waiver fee in the amount of $169,500 upon execution of this Letter Agreement. Also, in consideration of said waivers, the Borrowers and the Lenders agree to amend the Credit Agreement and other Loan Documents as follows:

1. Section 2.1(a) of the Credit Agreement is hereby amended by deleting the phrase "Thirty Five Million Dollars ($35,000,000)" appearing three times in the first paragraph thereof and replacing said phrase with "Thirty Million Dollars ($30,000,000)".

2. Section 2.1(a) of the Credit Agreement is hereby further amended by deleting the amounts appearing in a portion of the grid under Revolving Loan Commitment for Fleet, LaSalle and Total and replacing them as follows:

          LENDER                    REVOLVING LOAN COMMITMENT

          Fleet                            $16,363,635
          LaSalle                          $13,636,365
                                           -----------
          TOTAL                            $30,000,000
                                           ===========

February 28, 2001
Page 2

     The balance of the grid appearing in said Section 2.1(a) of the Credit Agreement shall remain unchanged.

3. Section 2.2(d) of the Credit Agreement is hereby amended by deleting the phrase "1.25%" and replacing said phrase with "2.25%".

4. Section 2.6 of the Credit Agreement is hereby generally amended to reflect that the applicable margins shall no longer be based upon Nashua's net income and that the pricing grid set forth in said Section is hereby deleted in its entirety and replaced with the following which shall be effective commencing January 1, 2001:

         REVOLVER BASE        TERM BASE        REVOLVER LIBOR      TERM LIBOR
          RATE MARGIN        RATE MARGIN           MARGIN            MARGIN
               1%                1-1/2%               3%              3-1/2%

5. Section 2.6(e) of the Credit Agreement is hereby amended by (a) deleting the phrase "$1,176,471 (being one seventeenth of the initial face amount of the Term Loan)" and replacing said phrase with: "$765,000"; and (b) adding the following at the end of said section: "In addition to the above mentioned quarterly principal payments, the Borrowers shall pay to the Agent for the pro rata benefit of the Lenders principal reduction payments in the amount of $2,900,000 on or before the earlier of June 30, 2001 or that date five days after the Borrowers receive their federal tax refund, and $4,100,000 on or before the earlier of September 30, 2001 or that date five days after the Borrowers receive their federal tax refund."

6. Pursuant to Section 6.10 of the Credit Agreement, the Lenders hereby consent to Andrew Albert serving as Chairman and Chief Executive Officer of Nashua.

7. Section 7.7 of the Credit Agreement is hereby amended by deleting the phrase "commencing January 1, 2001, in excess of $5,500,000 in the aggregate in any one fiscal year thereafter" appearing in the first sentence thereof and replacing said phrase with "commencing January 1, 2001, in excess of $3,500,000 in the aggregate in any one fiscal year thereafter".

8. Section 8 of the Credit Agreement is hereby amended by deleting it in its entirety and replacing it with the following:

          "ss.8. FINANCIAL COVENANTS. Each Borrower covenants and agrees that, so long as any Loan or Note is outstanding or the Lenders have any Available Revolving Commitment, the Borrowers shall maintain or achieve the following financial covenants subject to paragraph (a) hereof:

          (a) COVENANT CALCULATIONS. The covenants calculations in ss. 8(b) and ss. 8(c) below shall be based upon the Borrowers' consolidated financial statements. Such covenant compliance shall be tested quarterly as of the end of each fiscal quarter. For purposes of determining covenant compliance for ss. 8(b), EBITDA will be annualized and the covenant shall be calculated quarterly as of the end of each fiscal quarter on a going forward basis ramping to a trailing four quarter basis. For purposes of determining covenant compliance for ss. 8(c), said covenant shall be calculated quarterly as of the end of each fiscal quarter on a cumulative going forward basis ramping to a trailing four quarter basis.

          (b) TOTAL FUNDED DEBT/EBITDA. Tested as set forth in ss. 8(a), the ratio of the Borrowers' Total Funded Debt to EBITDA shall not exceed the following maximum levels for the period indicated:

February 28, 2001
Page 3

                  PERIOD                                           MAXIMUM
            (EBITDA ANNUALIZED)                                     LEVEL

            First Quarter 2001                                   5.0 to 1.0
            First and Second Quarter 2001                        4.5 to 1.0
            First through Third Quarter 2001                     3.5 to 1.0
            Trailing Four Quarters at all times thereafter       3.0 to 1.0

          "Total Funded Debt" means the aggregate amount of all interest bearing obligations of the Borrowers. "EBITDA" is the sum of the Borrowers' GAAP net income (minus extraordinary income) plus Interest Expense, taxes, depreciation and amortization. During the first quarter of 2001 only, unusual and restructuring charges up to $300,000 will be excluded from the calculation of this covenant.

          (c) FIXED CHARGE COVERAGE RATIO. Tested as set forth in ss. 8(a), the Borrowers shall maintain a Fixed Charge Coverage Ratio of at least 1.1 to 1.0. The Fixed Charge Coverage Ratio means the ratio of (I) the sum of the Borrowers' EBITDA minus the sum of unfinanced Capital Expenditures, dividends and cash taxes to (ii) the sum of Interest Expense and current maturities of long term debt paid during the measured period excluding payment from tax refunds enumerated in revised Section 2.6(e)."

9. On or before that date three (3) months from the date hereof, the Borrowers shall provide and grant the Lenders a first priority security interest in additional Collateral in the form of additional machinery and equipment of Nashua or Rittenhouse with an orderly liquidation value of at least Five Million Dollars ($5,000,000). The Borrowers agree to execute and deliver any and all documents that the Agent requests to carry out the foregoing, including, without limitation, an amendment to the Loan Documents, additional financing statements, an opinion of counsel (including Delaware counsel) and a detailed listing of said machinery and equipment, all of which must be in form and substance acceptable to the Lenders.

10. The Borrowers hereby grant to and confirm unto the Agent, as collateral agent for the Lenders, a security interest in or mortgage upon the Collateral described in the Security Documents to secure the Obligations, as they may be amended, modified, extended, restated or renewed from time to time, and the terms and conditions of said Security Documents are hereby ratified and confirmed.

11. The Notes shall be amended pursuant to Amendments to Revolving Credit Note and Amendments to Term Note in the forms attached hereto as Exhibit A.

     This Letter Agreement shall constitute an amendment to the terms and conditions of the Loan Documents as well as the Credit Agreement. All references to the Loan Documents, shall hereinafter refer to such documents as amended. The provisions of the Loan Documents, as modified herein, shall remain in full force and effect in accordance with their terms and are hereby ratified and confirmed.

     The Borrowers shall execute and deliver such additional documents and do such other acts as the Lenders may reasonably require to implement the intent of this Letter Agreement fully. The Borrowers shall pay all costs and expenses, including but not limited to, attorneys' fees, incurred by the Lenders in connection with this Letter Agreement. To the extent not otherwise paid from the Revolving Credit Loan, the Agent, at its option, but without any obligation to do so, may advance funds to pay any such costs and expenses that are the obligations of the Borrowers, and all such funds advanced shall bear interest at the highest rate provided in any Notes. This Letter Agreement may be executed in several counterparts by the Borrowers and the Lenders, each of which shall be deemed an original but all of which together shall constitute one and the same Agreement.

February 28, 2001
Page 4

     If the foregoing is acceptable, please sign below to indicate your consent and agreement to the above.

                                   Very truly yours,

                                   FLEET NATIONAL BANK (successor by merger
                                   To FLEET BANK-NH), As Agent


/s/ Diane A. Anderson              By: /s/ John A. Hopper
--------------------------------      --------------------------------
Witness                                    John A. Hopper, Its Duly
                                           Authorized Senior Vice President

     Agreed and consented to:

                                   NASHUA CORPORATION

/s/ John W. Marchant               By: /s/ John L. Patenaude
--------------------------------      -------------------------------------
Witness                                    /s/ John L. Patenaude           , Its Duly
                                           --------------------------------
                                           Authorized   V.P. Finance & CFO
                                                     ----------------------

                                   RITTENHOUSE PAPER COMPANY


/s/ John W. Marchant               By: /s/ John L. Patenaude
--------------------------------      -------------------------------------
Witness                                    /s/ John L. Patenaude           , Its Duly
                                           --------------------------------
                                           Authorized   V.P. Finance & CFO
                                                     ----------------------


                                   RITTENHOUSE, L.L.C.


/s/ John W. Marchant               By: /s/ John L. Patenaude
--------------------------------      -------------------------------------
Witness                                    /s/John L. Patenaude            , Its Duly
                                           --------------------------------
                                           Authorized   V.P. Finance & CFO
                                                     ----------------------

STATE OF NEW HAMPSHIRE
COUNTY OF HILLSBOROUGH

     The foregoing instrument was acknowledged before me this 15 day of March, 2001, by John A. Hopper, the duly authorized Senior Vice President, of FLEET NATIONAL BANK (successor by merger to Fleet Bank-NH), a national bank organized under the laws of the United States, on behalf of the same.

                                   /s/ Diane A. Brodeur
                                   -------------------------------------
                                   Notary Public
                                   My Commission Expires:  May 12, 2004
                                   Notary Seal

February 28, 2001
Page 5


STATE OF NEW HAMPSHIRE
COUNTY OF HILLSBOROUGH

     The foregoing instrument was acknowledged before me this 28TH day of February 2001, by John Patenaude, the duly authorized VP Finance & CFO of NASHUA CORPORATION, a Delaware corporation, on behalf of the same.

                                   /s/ Linda J. Madden
                                   -------------------------------------
                                   Notary Public
                                   My Commission Expires:  April 29, 2003
                                   Notary Seal



STATE OF NEW HAMPSHIRE
COUNTY OF HILLSBOROUGH

     The foregoing instrument was acknowledged before me this 28TH day of February 2001, by John Patenaude, the duly authorized VP Finance & CFO of RITTENHOUSE PAPER COMPANY, an Illinois corporation, on behalf of the same.

                                   /s/ Linda J. Madden
                                   -------------------------------------
                                   Notary Public
                                   My Commission Expires:  April 29, 2003
                                   Notary Seal



STATE OF NEW HAMPSHIRE
COUNTY OF HILLSBOROUGH

     The foregoing instrument was acknowledged before me this 28TH day of February 2001, by John Patenaude, the duly authorized VP Finance & CFO of RITTENHOUSE, L.L.C., a Illinois limited liability company, on behalf of the same.

                                   /s/ Linda J. Madden
                                   -------------------------------------
                                   Notary Public
                                   My Commission Expires:  April 29, 2003
                                   Notary Seal

February 28, 2001
Page 6


           LENDER COUNTERPART SIGNATURE PAGE TO LETTER AGREEMENT AMONG NASHUA CORPORATION, RITTENHOUSE PAPER COMPANY AND RITTENHOUSE, L.L.C.,
                 AS BORROWERS AND FLEET NATIONAL BANK, AS AGENT


     Agreed and Consented to:

                                   LASALLE BANK NATIONAL ASSOCIATION,
                                   As Lender


                                   By: /s/ Brian Sullivan
--------------------------------      ------------------------------------------
Witness                               Brian Sullivan                  , Its Duly
                                      --------------------------------
                                      Authorized  Assistant Vice President
                                                --------------------------------

STATE OF ILLINOIS
COUNTY OF COOK

     The foregoing instrument was acknowledged before me this 14 day of March, 2001, by Brian L. Sullivan, the duly authorized Asst. Vice President, of LaSalle Bank National Association, a national banking association, on behalf of the same.


                                   /s/ Effie Dale Scott
                                   ---------------------------------------------
                                   Notary Public
                                   My Commission Expires:  March 24, 2003
                                   Notary Seal

February 28, 2001
Page 7


           LENDER COUNTERPART SIGNATURE PAGE TO LETTER AGREEMENT AMONG NASHUA CORPORATION, RITTENHOUSE PAPER COMPANY AND RITTENHOUSE, L.L.C.,
                 AS BORROWERS AND FLEET NATIONAL BANK, AS AGENT


     Agreed and Consented to:

                                   FLEET NATIONAL BANK (successor by merger
                                   To FLEET BANK-NH), as Lender


/s/ Diane A. Brodeur               By: /s/ John A. Hopper
--------------------------------   ----------------------------------------
Witness                                    John A. Hopper, Its Duly
                                           Authorized Senior Vice President


STATE OF NEW HAMPSHIRE
COUNTY OF HILLSBOROUGH

     The foregoing instrument was acknowledged before me this 15 day of March, 2001, by John A. Hopper, the duly authorized Senior Vice President, of FLEET NATIONAL BANK (successor by merger to Fleet Bank-NH), a national bank organized under the laws of the United States, on behalf of the same.


                                   /s/ Diane A. Brodeur
                                   ----------------------------------------
                                   Notary Public
                                   My Commission Expires:  May 12, 2004
                                   Notary Seal

                             AMENDMENT TO TERM NOTE


     THIS AMENDMENT (the "Amendment"), is made as of the 28th day of February, 2001, by and among LASALLE BANK, NATIONAL ASSOCIATION, a national banking association with a principal place of business at 135 LaSalle Street, Chicago, IL 60603 (the "Lender") and NASHUA CORPORATION, a Delaware corporation with its principal place of business at 11 Trafalgar Square, Nashua, New Hampshire 03063, RITTENHOUSE PAPER COMPANY, an Illinois corporation with a principal place of business at 250 South Northwest Highway, Parkridge, Illinois 60068 and RITTENHOUSE, L.L.C., an Illinois limited liability company with a principal place of business at 250 South Northwest Highway, Parkridge, Illinois 60068 (collectively, the "Borrower").


                              W I T N E S S E T H:


     WHEREAS, the Borrower, the Lender, Fleet National Bank, as agent, and certain other Lenders entered into a Revolving Credit and Term Loan Agreement dated April 14, 2000, as amended (the "Credit Agreement"), providing for loans from the Lender to the Borrower and have executed certain documentation in connection therewith (the "Loan Documents");

     WHEREAS, the Lender and the Borrower have agreed to amend certain provisions of the Term Note dated April 14, 2000 made payable by the Borrower to the Lender (the "Term Note"), issued pursuant to the Credit Agreement as more fully set forth below.

     In consideration of One Dollar ($1.00) and other valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Lender and the Borrower hereby agree as follows:

     1. AMENDMENT TO TERM NOTE. The terms of the Term Note are hereby amended by adding the following sentence to the first paragraph thereof immediately after the phrase "in seventeen (17) equal consecutive quarterly payments as provided in the Credit Agreement": "In addition to the foregoing quarterly principal payments, the Borrower promises to make two principal reduction payments as more fully set forth in Section 2.6(c) of the Credit Agreement".

     2. COLLATERAL, ETC. The Loan Documents and the Collateral, as such term is defined in the Credit Agreement, shall continue to secure the payment of the Term Note, as hereby modified.

     3. CONTINUING EFFECT. Except as modified herein, the provisions of the Term Note remain in full force and effect in accordance with their terms, which are hereby ratified and confirmed. All references to the Term Note in the Loan Documents shall be deemed to refer to the Term Note, as amended.

     4. COUNTERPARTS. This Amendment may be executed in several counterparts by the Borrower and the Lender, each of which shall be deemed an original but all of which together shall constitute one and the same Agreement.

Executed as of the date first above written.

                                   NASHUA CORPORATION


/s/ John W. Marchant               By: /s/ John L. Patenaude
--------------------------------       ------------------------------------
Witness                                    John L. Patenaude, Its Duly
                                           --------------------------------
                                           Authorized   V.P. Finance & CFO
                                                      ---------------------


                                   RITTENHOUSE PAPER COMPANY


/s/ John W. Marchant               By: /s/ John L. Patenaude
--------------------------------      -------------------------------------
Witness                                    John L. Patenaude, Its Duly
                                           --------------------------------
                                           Authorized   V.P. Finance & CFO
                                                      ---------------------


                                   RITTENHOUSE, L.L.C.


/s/ John W. Marchant               By: /s/ John L. Patenaude
--------------------------------      -------------------------------------
Witness                                    John L. Patenaude, Its Duly
                                           --------------------------------
                                           Authorized   V.P. Finance & CFO
                                                     ----------------------

     Agreed and consented to:

                                   LASALLE BANK, NATIONAL
                                   ASSOCIATION


                                   By: /s/ Brian Sullivan
--------------------------------      ------------------------------------------
     Witness                               Brian Sullivan, Its Duly
                                           --------------
                                           Authorized  Assistant Vice President
                                                     ---------------------------

STATE OF NEW HAMPSHIRE
COUNTY OF HILLSBOROUGH

     The foregoing instrument was acknowledged before me this 28th day of February, 2001, by John Patenaude, the duly authorized Vice President Finance and CFO of NASHUA CORPORATION, a Delaware corporation, on behalf of the same.


                                   /s/ Linda J. Madden
                                   ---------------------------------------------
                                   Notary Public
                                   My Commission Expires:  April 29, 2003
                                   Notary Seal


STATE OF NEW HAMPSHIRE
COUNTY OF HILLSBOROUGH

     The foregoing instrument was acknowledged before me this 28th day of February, 2001, by John Patenaude, the duly authorized Vice President Finance and CFO of RITTENHOUSE PAPER COMPANY, an Illinois corporation, on behalf of the same.


                                   /s/ Linda J. Madden
                                   ---------------------------------------------
                                   Notary Public
                                   My Commission Expires:  April 29, 2003
                                   Notary Seal

STATE OF NEW HAMPSHIRE
COUNTY OF HILLSBOROUGH

    The foregoing instrument was acknowledged before me this 28th day of February, 2001, by John Patenaude, the duly authorized Vice President Finance and CFO of RITTENHOUSE, L.L.C., an Illinois limited liability company, on behalf of the same.


                                   /s/ Linda J. Madden
                                   ---------------------------------------------
                                   Notary Public
                                   My Commission Expires:  April 29, 2003
                                   Notary Seal


STATE OF ILLINOIS
COUNTY OF COOK

     The foregoing instrument was acknowledged before me this 14 day of March, 2001, by Brian L. Sullivan, the duly authorized Asst. Vice President, of LaSalle Bank National Association, a national banking association, on behalf of the same.


                                   /s/ Effie Dale Scott
                                   ---------------------------------------------
                                   Notary Public
                                   My Commission Expires:  March 24, 2003
                                   Notary Seal

                             AMENDMENT TO TERM NOTE


     THIS AMENDMENT (the "Amendment"), is made as of the 28th day of February, 2001, by and among FLEET NATIONAL BANK (successor by merger to Fleet Bank-NH), a national bank organized under the laws of the United States with a principal place of business at 1155 Elm Street, Manchester, New Hampshire 03101 (the "Lender") and NASHUA CORPORATION, a Delaware corporation with its principal place of business at 11 Trafalgar Square, Nashua, New Hampshire 03063, RITTENHOUSE PAPER COMPANY, an Illinois corporation with a principal place of business at 250 South Northwest Highway, Parkridge, Illinois 60068 and RITTENHOUSE, L.L.C., an Illinois limited liability company with a principal place of business at 250 South Northwest Highway, Parkridge, Illinois 60068 (collectively, the "Borrower").


                              W I T N E S S E T H:


     WHEREAS, the Borrower, the Lender, Fleet National Bank, as agent, and certain other Lenders entered into a Revolving Credit and Term Loan Agreement dated April 14, 2000, as amended (the "Credit Agreement"), providing for loans from the Lender to the Borrower and have executed certain documentation in connection therewith (the "Loan Documents");

     WHEREAS, the Lender and the Borrower have agreed to amend certain provisions of the Term Note dated April 14, 2000 made payable by the Borrower to the Lender (the "Term Note"), issued pursuant to the Credit Agreement as more fully set forth below.

     In consideration of One Dollar ($1.00) and other valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Lender and the Borrower hereby agree as follows:

     1. AMENDMENT TO TERM NOTE. The terms of the Term Note are hereby amended by adding the following sentence to the first paragraph thereof immediately after the phrase "in seventeen (17) equal consecutive quarterly payments as provided in the Credit Agreement": "In addition to the foregoing quarterly principal payments, the Borrower promises to make two principal reduction payments as more fully set forth in Section 2.6(c) of the Credit Agreement".

     2. COLLATERAL, ETC. The Loan Documents and the Collateral, as such term is defined in the Credit Agreement, shall continue to secure the payment of the Term Note, as hereby modified.

     3. CONTINUING EFFECT. Except as modified herein, the provisions of the Term Note remain in full force and effect in accordance with their terms, which are hereby ratified and confirmed. All references to the Term Note in the Loan Documents shall be deemed to refer to the Term Note, as amended.

     4. COUNTERPARTS. This Amendment may be executed in several counterparts by the Borrower and the Lender, each of which shall be deemed an original but all of which together shall constitute one and the same Agreement.

     Executed as of the date first above written.

                                           NASHUA CORPORATION


/s/ John W. Marchant               By: /s/ John L. Patenaude
--------------------------------      -------------------------------------
Witness                                    John L. Patenaude, Its Duly
                                           --------------------------------
                                           Authorized   V.P. Finance & CFO
                                                     ----------------------



                                   RITTENHOUSE PAPER COMPANY


/s/ John W. Marchant               By: /s/ John L. Patenaude
--------------------------------      -------------------------------------
Witness                                    John L. Patenaude, Its Duly
                                           --------------------------------
                                           Authorized   V.P. Finance & CFO
                                                     ----------------------



                                   RITTENHOUSE, L.L.C.


/s/ John W. Marchant               By: /s/ John L. Patenaude
--------------------------------      -------------------------------------
Witness                                    John L. Patenaude, Its Duly
                                           --------------------------------
                                           Authorized   V.P. Finance & CFO
                                                     ----------------------

     Agreed and consented to:

                                           FLEET NATIONAL BANK

/s/ Diane A. Brodeur               By: /s/ John A. Hopper
-------------------------------       -------------------------------------
Witness                                    John A. Hopper, Its Duly
                                           Authorized Senior Vice President

STATE OF NEW HAMPSHIRE
COUNTY OF HILLSBOROUGH

     The foregoing instrument was acknowledged before me this 28th day of February, 2001, by John Patenaude, the duly authorized Vice President Finance and CFO of NASHUA CORPORATION, a Delaware corporation, on behalf of the same.


                                   /s/ Linda J. Madden
                                   ----------------------------------------
                                   Notary Public
                                   My Commission Expires:  April 29, 2003
                                   Notary Seal


STATE OF NEW HAMPSHIRE
COUNTY OF HILLSBOROUGH

     The foregoing instrument was acknowledged before me this 28th day of February, 2001, by John Patenaude, the duly authorized Vice President Finance and CFO of RITTENHOUSE PAPER COMPANY, an Illinois corporation, on behalf of the same.


                                   /s/ Linda J. Madden
                                   ----------------------------------------
                                   Notary Public
                                   My Commission Expires:  April 29, 2003
                                   Notary Seal

STATE OF NEW HAMPSHIRE
COUNTY OF HILLSBOROUGH

     The foregoing instrument was acknowledged before me this 28th day of February, 2001, by John Patenaude, the duly authorized Vice President Finance and CFO of RITTENHOUSE, L.L.C., an Illinois limited liability company, on behalf of the same.


                                   /s/ Linda J. Madden
                                   ----------------------------------------
                                   Notary Public
                                   My Commission Expires:  April 29, 2003
                                   Notary Seal


STATE OF NEW HAMPSHIRE
COUNTY OF HILLSBOROUGH

     The foregoing instrument was acknowledged before me this 15 day of March, 2001, by John A. Hopper, the duly authorized Senior Vice President, of FLEET NATIONAL BANK (successor by merger to Fleet Bank-NH), a national bank organized under the laws of the United States, on behalf of the same.


                                   /s/ Diane A. Brodeur
                                   ----------------------------------------
                                   Notary Public
                                   My Commission Expires:  May 12, 2004
                                   Notary Seal

                       AMENDMENT TO REVOLVING CREDIT NOTE


     THIS AMENDMENT (the "Amendment"), is made as of the 28th day of February, 2001, by and among LASALLE BANK, NATIONAL ASSOCIATION, a national banking association with a principal place of business at 135 LaSalle Street, Chicago, IL 60603 (the "Lender") and NASHUA CORPORATION, a Delaware corporation with its principal place of business at 11 Trafalgar Square, Nashua, New Hampshire 03063, RITTENHOUSE PAPER COMPANY, an Illinois corporation with a principal place of business at 250 South Northwest Highway, Parkridge, Illinois 60068 and RITTENHOUSE, L.L.C., an Illinois limited liability company with a principal place of business at 250 South Northwest Highway, Parkridge, Illinois 60068 (collectively, the "Borrower").


                              W I T N E S S E T H:


     WHEREAS, the Borrower, the Lender, Fleet National Bank, as agent, and certain other Lenders entered into a Revolving Credit and Term Loan Agreement dated April 14, 2000, as amended (the "Credit Agreement"), providing for loans from the Lender to the Borrower and have executed certain documentation in connection therewith (the "Loan Documents");

     WHEREAS, the Lender and the Borrower have agreed to amend certain provisions of the Revolving Credit Note dated April 14, 2000 made payable by the Borrower to the Lender (the "Revolving Credit Note"), issued pursuant to the Credit Agreement as more fully set forth below.

     In consideration of One Dollar ($1.00) and other valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Lender and the Borrower hereby agree as follows:

     1. AMENDMENT TO REVOLVING CREDIT NOTE. The terms of the Revolving Credit Note are hereby amended as follows:

          (a) The amount of "$15,909,090" in the upper left hand corner of page 1 of the Revolving Credit Note is hereby deleted and replaced with "$13,636,365".

          (b) The amount "$15,909,090" appearing in the twelfth line of the first paragraph of page 1 of the Revolving Credit Note is hereby deleted and replaced with "$13,636,365".

          (c) The amount "Fifteen Million Nine Hundred Nine Thousand Ninety Dollars ($15,909,090)" appearing in the first and second lines of the last paragraph of the Revolving Credit Note is hereby deleted and replaced with "Sixteen Million Three Hundred Sixty Three Thousand Six Hundred Thirty Five Dollars ($16,363,635)".

     2. COLLATERAL, ETC. The Loan Documents and the Collateral, as such term is defined in the Credit Agreement, shall continue to secure the payment of the Revolving Credit Note, as hereby modified.

     3. CONTINUING EFFECT. Except as modified herein, the provisions of the Revolving Credit Note remain in full force and effect in accordance with their terms, which are hereby ratified and confirmed. All references to the Revolving Credit Note in the Loan Documents shall be deemed to refer to the Revolving Credit Note, as amended.

     4. COUNTERPARTS. This Amendment may be executed in several counterparts by the Borrower and the Lender, each of which shall be deemed an original but all of which together shall constitute one and the same Agreement.

     Executed as of the date first above written.

                                                     NASHUA CORPORATION


/s/ John W. Marchant               By: /s/ John L. Patenaude
--------------------------------      -------------------------------------
Witness                                    John L. Patenaude, Its Duly
                                           --------------------------------
                                           Authorized   V.P. Finance & CFO
                                                     ----------------------



                                   RITTENHOUSE PAPER COMPANY


/s/ John W. Marchant               By: /s/ John L. Patenaude
--------------------------------      ---------------------------------------
Witness                                    John L. Patenaude, Its Duly
                                           --------------------------------
                                           Authorized   V.P. Finance & CFO
                                                     ----------------------



                                   RITTENHOUSE, L.L.C.


/s/ John W. Marchant               By: /s/ John L. Patenaude
--------------------------------      -------------------------------------
Witness                                    John L. Patenaude, Its Duly
                                           --------------------------------
                                           Authorized   V.P. Finance & CFO
                                                     ----------------------

     Agreed and consented to:

                                   LASALLE BANK, NATIONAL
                                   ASSOCIATION


                                   By: /s/ Brian Sullivan
--------------------------------      ------------------------------------------
Witness                                    Brian Sullivan, Its Duly
                                           --------------
                                           Authorized  Assistant Vice President
                                                     ---------------------------


STATE OF NEW HAMPSHIRE
COUNTY OF HILLSBOROUGH

     The foregoing instrument was acknowledged before me this 28th day of February, 2001, by John Patenaude, the duly authorized Vice President Finance and CFO of NASHUA CORPORATION, a Delaware corporation, on behalf of the same.


                                   /s/ Linda J. Madden
                                   ---------------------------------------------
                                   Notary Public
                                   My Commission Expires:  April 29, 2003
                                   Notary Seal


STATE OF NEW HAMPSHIRE
COUNTY OF HILLSBOROUGH

     The foregoing instrument was acknowledged before me this 28th day of February, 2001, by John Patenaude, the duly authorized Vice President Finance and CFO of RITTENHOUSE PAPER COMPANY, an Illinois corporation, on behalf of the same.


                                   /s/ Linda J. Madden
                                   ---------------------------------------------
                                   Notary Public
                                   My Commission Expires:  April 29, 2003
                                   Notary Seal

STATE OF NEW HAMPSHIRE
COUNTY OF HILLSBOROUGH

     The foregoing instrument was acknowledged before me this 28th day of February, 2001, by John Patenaude, the duly authorized Vice President Finance and CFO of RITTENHOUSE, L.L.C., an Illinois limited liability company, on behalf of the same.


                                   /s/ Linda J. Madden
                                   ---------------------------------------------
                                   Notary Public
                                   My Commission Expires:  April 29, 2003
                                   Notary Seal



STATE OF ILLINOIS
COUNTY OF COOK

     The foregoing instrument was acknowledged before me this 14 day of March, 2001, by Brian L. Sullivan, the duly authorized Asst. Vice President, of LaSalle Bank National Association, a national banking association, on behalf of the same.


                                   /s/ Effie Dale Scott
                                   ---------------------------------------------
                                   Notary Public
                                   My Commission Expires:  March 24, 2003
                                   Notary Seal